UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported):
November 27, 2006

Inter Parfums, Inc.
(Exact name of Registrant as specified in its charter)

Commission File Number 0-16469

Delaware                                                                         13-3275609
(State or other jurisdiction of                                          (I.R.S. Employer
incorporation or organization)                                         Identification No.)

551 Fifth Avenue, New York, New York 10176
(Address of Principal Executive Offices)

212. 983.2640
(Registrant's Telephone number, including area code)

Item 7.01. Regulation FD Disclosure.

        Our press release dated November 27, 2006, a copy of which is annexed hereto as Exhibit no. 99.1, is incorporated by reference herein, and is filed pursuant to this Item 7.01 and Regulation FD. The information relates to 2007 guidance and other forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

        99.1 Our press release dated November 27, 2006 is filed.

SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: November 27, 2006

Inter Parfums, Inc. By: /s/ Russell Greenberg Russell Greenberg, Executive Vice President